PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

DISCOVERY SELECT VARIABLE ANNUITY

Updating Summary Prospectus
May 1, 2026

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for the Discovery Select Variable Annuity Contract is currently available online, which contains more information about the Annuity, including its features, benefits, investment options, and risks. You can find the statutory prospectus and other information about the contract online at  www.prudential.com/regdocs/PLAZ-DISCOSEL-STAT. You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.

The statutory prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

This Updating Summary Prospectus incorporates by reference the Prudential Discovery Select statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

DISCOSELPROS-USP

GLOSSARY OF TERMS

We set forth here definitions of the key terms used throughout this Prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Accumulation Phase:  The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a Death Benefit.

Annuitant:  The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

Beneficiary:  The person(s) or entity you have chosen to receive a Death Benefit.

Contract Date:  The date we receive your initial Purchase Payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the Contract Date. A contract year starts on the Contract Date or on a contract anniversary.

Contract Owner, Owner or You: The person entitled to the ownership rights under the contract.

Death Benefit: If the sole or last surviving Annuitant dies, the designated person(s) or the Beneficiary will receive, at a minimum, the total amount invested less total withdrawals made or a potentially greater amount related to Variable Option appreciation. See the “Death Benefits” section of the statutory prospectus.

Purchase Payment: The amount of money you pay us to purchase the contract. Generally, you can make additional Purchase Payments at any time during the Accumulation Phase.

Registered Separate Account: Pruco Life Insurance Company Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Option(s). Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.

May 1, 2026Updating Summary Prospectus 1

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to Contract features since the date of the last statutory prospectus, May 1, 2025.

May 1, 2026Updating Summary Prospectus 2

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
If you withdraw money from the Contract within 8 years following the Issue Date of your Contract, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 8 years after the Issue Date of the Contract. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
Market Value Adjustments: If you withdraw or transfer assets from a Market Value Adjustment Option more than 30 days following the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 40% of your investment in a  Market Value Adjustment Option as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to a  Market Value Adjustment Option with a 12 month Guarantee Period and later withdraw the entire amount before the 12 months have ended, you could lose up to $40,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties. The following transactions, when they occur more than 30 days following the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals and Required Minimum Distributions), (ii) surrenders, (iii) exercise of the right to cancel, and (iv) transfers.
For more information on early withdrawal charges and Market Value Adjustments, please refer to the  "Charges and Adjustments" sections of the statutory prospectus.

Are there Transaction Charges?

Yes.
In addition to surrender charges and Market Value Adjustments, charges may be applied to transfers (if more than 12 in a Contract Year), to requests for duplicate reports, or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the  “Charges and Adjustments” section of  the statutory prospectus.

May 1, 2026Updating Summary Prospectus 3

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.400%	1.427%
	Portfolio Company fees and expenses	0.28%	1.09%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None	None

* Charge based on average daily asset allocated to the Variable Options.   Please refer to the “Charges and Adjustments” section and "Appendix A" of the statutory prospectus  for more information.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and Market Value Adjustments that substantially increase costs.

	Lowest Annual Cost $1,721	Highest Annual Cost $2,541
	Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No optional benefits No sales charges No subsequent Purchase Payments, transfers or withdrawals	Assumes: Investment of $100,000 5% annual appreciation Most expensive Portfolio fees and expenses No sales charges No subsequent Purchase Payments, transfers or withdrawals
	For more information on ongoing fees and expenses, please refer to the “Fee Table” and "Charges and Adjustments" sections of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 4

Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Contract.
For more information on the risk of loss from poor performance,   please refer to the “Principal Risks of Investing in the Contract” of the statutory prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Withdrawals may be subject to federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the Market Value Adjustment Options more than 30 days following the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested.
For more information on the short-term investment risks, please refer to “Principal of Risks of Investing in the Contract” section of the statutory prospectus.

What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you select. Each of the Investment Options available under the Contract, including the Variable Options and the Market Value Adjustment options, has its own unique risks. You should review the investment options before making an investment decision. The Market Value Adjustment Options may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with investment options, please refer to “Principal Risks of Investing in the Contract” section of the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under any Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company including its financial strength ratings, is available upon request. Such requests can be made toll free by calling 1-888-PRU-2888.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Restrictions
Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.

  You may make twelve (12)  free transfers between Investment Options each Contract Year. After the twelfth transfer in each Contract Year, we will charge $25 for each additional transfer.

  You may only allocate Purchase Payments to the  Market Value Adjustment Options. You may not transfer Account Value into this program.

  The  Market Value Adjustment Options may not be available through all firms.

We reserve the right to:

  Remove or substitute Portfolios as Investment Options or to close Variable Options to subsequent Purchase Payments on existing Annuities or Annuities purchased on or after specified dates,

  Impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf,

  Limit the number of transfers you may make or to impose a minimum transfer amount, and

  Limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. This would also impact your ability to make annual contributions to certain qualified Annuities.

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information.
For more information on investment and transfer restrictions, please refer to the “Charges and Adjustments” section, “Appendix A,” the “Principal Risks of Investing in the Contract” section, and the “General Description of Contracts” section of the statutory prospectus.

Taxes

May 1, 2026Updating Summary Prospectus 5

What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Annuity.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Contract is no longer sold.
For more information on exchanges, please refer to the Statement of Additional Information.

May 1, 2026Updating Summary Prospectus 6

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information.

Variable Options

The following is the list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at  www.prudential.com/regdocs/PLAZ-DISCOSEL-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	AB VPS Large Cap Growth Portfolio - Class B AllianceBernstein L.P.	0.90%	12.85%	11.76%	15.88%
Allocation	AST Balanced Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.87%	14.35%	6.96%	8.05%
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP	0.68%	7.15%	-1.10%	2.30%
Equity	AST International Equity Portfolio[1] Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.02%	32.84%	5.76%	10.00%
Allocation	AST J.P. Morgan Conservative Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.92%	10.37%	3.31%	5.19%
Equity	AST Large-Cap Value Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.81%	16.05%	12.97%	11.35%
Allocation	AST PGIM Aggressive Multi-Asset Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate	0.90%	16.00%	8.22%	8.26%

May 1, 2026Updating Summary Prospectus 7

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Allocation	AST Preservation Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.89%	11.33%	3.76%	5.45%
Equity	AST Small-Cap Equity Portfolio[1] Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	1.01%	7.41%	1.81%	10.39%
Equity	Davis Equity Portfolio‡ Investment Adviser. Davis Selected Advisers, L.P. Sub-Adviser. Davis Selected Advisers–NY, Inc.	0.71%	27.24%	13.39%	12.52%
Equity	Franklin Small-Mid Cap Growth VIP Fund - Class 2♦ Franklin Advisers, Inc.	1.09%	2.52%	1.03%	9.89%
Equity	Invesco V.I. Core Equity Fund - Series I shares‡ Invesco Advisers, Inc	0.80%	16.17%	12.81%	11.73%
Equity	Janus Henderson Overseas Portfolio - Institutional Shares†,‡ Janus Henderson Investors US LLC	0.72%	28.87%	9.44%	9.24%
Equity	Janus Henderson Research Portfolio - Institutional Shares† Janus Henderson Investors US LLC	0.82%	18.39%	14.11%	15.88%
Equity	LVIP American Century Value Fund - Standard Class II‡,♦ Lincoln Financial Investments Corporation American Century Investment Management, Inc.	0.71%	16.02%	11.65%	10.23%
Equity	MFS® Growth Series - Initial Class♦ Massachusetts Financial Services Company	0.73%	12.19%	11.10%	15.60%
Equity	MFS® Research Series - Initial Class♦ Massachusetts Financial Services Company	0.74%	12.85%	11.15%	12.93%
Equity	PSF Global Portfolio - Class I♦ PGIM Quantitative Solutions LLC	0.73%	22.03%	10.04%	11.41%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class I PGIM Fixed Income	0.32%	4.05%	3.06%	1.96%
Fixed Income	PSF PGIM High Yield Bond Portfolio - Class I♦ PGIM Fixed Income PGIM Limited	0.57%	8.90%	4.85%	6.92%
Equity	PSF PGIM Jennison Blend Portfolio - Class I♦ Jennison Associates LLC	0.46%	18.52%	12.33%	13.96%
Equity	PSF PGIM Jennison Growth Portfolio - Class I♦ Jennison Associates LLC	0.60%	14.27%	10.69%	16.62%
Equity	PSF PGIM Jennison Value Portfolio - Class I Jennison Associates LLC	0.43%	16.88%	13.90%	11.39%

May 1, 2026Updating Summary Prospectus 8

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	PSF PGIM Total Return Bond Portfolio - Class I PGIM Fixed Income PGIM Limited	0.43%	7.80%	0.14%	3.17%
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	5.69%	6.97%	9.52%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.28%	17.56%	14.09%	14.51%
Equity	T. Rowe Price Equity Income Portfolio T. Rowe Price Associates, Inc.	0.74%	14.36%	11.17%	10.51%
Equity	T. Rowe Price International Stock Portfolio♦ T. Rowe Price Associates, Inc. T. Rowe Price International Ltd.	0.95%	18.41%	3.92%	7.10%
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Options for those variable annuity contracts and an AST Bond Portfolio Variable Option or a fixed account (those AST Bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Variable Options and the AST Bond Variable Option or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(1)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(2)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(3)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Variable Option with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
†	Additional information regarding the Portfolio is presented below. Please see the Portfolio prospectus for additional information.
Janus Henderson Overseas Portfolio - Institutional Shares
The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.
Janus Henderson Research Portfolio - Institutional Shares
The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.
‡	The Portfolio has certain restrictions regarding availability for investment by Contract Owners as listed below.
Davis Equity Portfolio
Effective April 29, 2013 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.

May 1, 2026Updating Summary Prospectus 9

Invesco V.I. Core Equity Fund - Series I shares
Effective October 17, 2016 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.
Janus Henderson Overseas Portfolio - Institutional Shares
Effective March 10, 2008 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.
LVIP American Century Value Fund - Standard Class II
Effective April 29, 2024 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.

Fixed Options

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the Fixed Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in the statutory prospectus.

Note: If amounts are withdrawn from Market Value Adjustment options before the end of its term, we will apply a Contract Adjustment. This may result in a significant reduction in your Contract value. For more information about Market Value Adjustment options, please refer to the “Charges and Adjustments” section of the statutory prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
Fixed-Rate Option	1 Year	3%
MVA Fixed Allocation	7 Year	3%

*The rate shown was the last Minimum Guaranteed Interest Rate issued before the product closed to new customers. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.

May 1, 2026Updating Summary Prospectus 10

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000003350; C000264561	DISCOSELPROS-USP